Fair Value Measurements	12 Months Ended
Dec. 31, 2025
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS

13. FAIR VALUE MEASUREMENTS

The following table presents information about the Group’s assets and liabilities that are measured at fair value on December 31, 2025 and indicates the Level 3 fair value hierarchy of the valuation inputs the Group utilized to determine such fair value.

		Quoted	Significant	Significant
		Prices in	Other	Other
		Active	Observable	Unobservable
	December 31,	Markets	Inputs	Inputs
	2025	(Level 1)	(Level 2)	(Level 3)
Assets:
Long-term investments	$551,628	$-	$-	$551,628
Total	$551,628	$-	$-	$551,628

Liabilities:
Warrant liabilities – Public Warrants	$1,950	$1,950	$-	$-
Warrant liabilities – Private Placement Warrants	2,361	-	-	2,361
Total	$4,311	$1,950	$-	$2,361

Public Warrants

On January 27, 2022, FST Ltd. consummated its IPO of 13,000,000 Units at $10.00 per Unit, generating gross proceeds of $130,000,000. Each Unit consists of one Class A ordinary share and one-half of one redeemable warrant. Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per whole share. The Public Warrants will become exercisable 30 days after the completion of the initial Business Combination and expire five years after the completion of the initial Business Combination or earlier upon redemption or liquidation.

Private Placement Warrants

Simultaneously with the closing of the IPO, the Sponsor of FST Ltd.(“the Sponsor”) purchased an aggregate of 7,900,000 warrants at a price of $1.00 per warrant, for an aggregate purchase price of $7,900,000.

The Private Placement Warrants are identical to the warrants sold in the IPO except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) will not be redeemable by the Group, (ii) may not (including the Class A ordinary shares issuable upon exercise of these Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Group’s initial Business Combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights.

If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Group in all redemption scenarios and exercisable by the holders on the same basis as the warrants included in the units sold in the IPO.

The Public Warrants and the Private Placement Warrants are accounted for as liabilities in accordance with ASC 815-40 and are presented within liabilities on the consolidated balance sheets. The warrant liabilities were measured at fair value at inception and remeasured on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the statements of operations.

At December 31, 2025, the Group used the quoted price on Over-the-Counter Market (the “OTC”) to establish the fair value of the Public Warrants.

At December 31, 2025 a Monte Carlo simulation methodology was used in estimating the fair value of the Private Placement Warrants. The key inputs for Monte Carlo simulation for the Private Placement Warrants as of December 31, 2025 were as follows:

Input	December 31, 2025
Public Warrant Price	$0.0003
Risk-free interest rate	3.64%
Expected term (years)	4.04
Expected volatility	29.7%
Stock price	$1.40
Exercise price	$11.50